EXHIBIT 99.3


                  CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Quarterly Report on Form 10-Q of Ligand Pharmaceuticals Inc. for the quarter ended September 30, 2003, I, David E. Robinson, Chairman, President and Chief Executive Officer of Ligand Pharmaceuticals Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Ligand Pharmaceuticals Inc.



Date: November 10, 2003                 /S/DAVID E. ROBINSON
                                        ------------------------------
                                        David E. Robinson
                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER